Exhibit 99.4

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO.	2-05-BK-17104-RTB
)
THREE-FIVE SYSTEMS, INC.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	October, 2005
)
	)	DATE PETITION FILED:	08-Sep-05
Debtor	)
	)	TAX PAYER ID NO. :	86-0654102

Nature of Debtor's Business: TFS provides specialized electronics manufacturing services to original equipment manufacturers.

DATE DISCLOSURE STATEMENT FILED		TO BE FILED
DATE PLAN OF REORGANIZATION FILED		TO BE FILED

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND
THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Carl H. Young, III		12/8/2005
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Carl H. Young, III		12/8/2005
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Carl H. Young, III

PHONE NUMBER:		602-607-2625

ADDRESS:		7702 E Doubletree Ranch Rd.
Suite 300
Scottsdale AZ 85258

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

			CURRENT MONTH"S
Case Number: 2-05-BK-17104-RTB			RECEIPTS AND DISBURSEMENTS

BANK ACCOUNTS
	SVB Operating	B of A DIP	Payroll	Tax	Total
	#		#	#

Balance at Beginning of Period	4,509,437.63				4,509,437.63

RECEIPTS
Cash Sales
Accounts Receivable
Interest Income	11,312.96				11,312.96
Loans and Advances
Sale of Assets		8,000.00			8,000.00
Transfers from Other DIP Accounts		5,082,788.73			5,082,788.73
Other (attach list)	1,092,374.37	123,706.24			1,216,080.61

TOTAL RECEIPTS	1,103,687.33	5,214,494.97			6,318,182.30

DISBURSEMENTS
Business - Ordinary Operations	502,678.32	162,424.33			665,102.65
Capital Improvements
Pre-Petition Debt
Transfers to Other DIP Accounts	5,082,788.73				5,082,788.73
Other (attach list)

Reorganization Expenses:
Attorney Fees
Accountant Fees
Other Professional Fees
U. S. Trustee Quarterly Fee		500.00			500.00
Court Costs

TOTAL DISBURSEMENTS	5,585,467.05	162,924.33			5,748,391.38

Balance at End of Month	27,657.91	5,051,570.64			5,079,228.55
*Information provided above should reconcile with balance sheet and income statement amounts
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
Total Disbursements From Above					5,748,391.38
Less: Transfers to Other DIP Accounts					5,082,788.73
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)
Total Disbursements for Calculating Quarterly Fees					665,602.65

THREE-FIVE SYSTEMS, INC.

	TFS Corp 9/30	TFS Corp 10/31/05	TFS Corp Curr

Income Statement

Sales - US	5,183,736	5,268,236	84,500
Sales - Asia	61,250	61,250	0
Sales - China	151,121	151,121	0
Sales - Europe	10,709	10,709	0
Sales -Intercompany	(147,572)	(147,572)	0

Net Sales	5,259,245	5,343,745	84,500

Std COGS	4,486,651	4,528,151	41,500
% of Net Sales	85.3%	84.7%	49.1%
Manufacturing Engineering	305,390	305,390	0
COS Allocations	440,402	440,402	0
Manufacturing Variances	1,244,742	1,240,079	(4,663)
% of Net Sales	23.7%	23.2%	-5.5%
Transfer	1,806,785	1,806,785	0
Interco COGS	(242,540)	(242,540)	0

Total Cost of Sales	8,041,430	8,078,268	36,837

Gross Margin	(2,782,185)	(2,734,522)	47,663
% of Net Sales	-52.9%	-51.2%	56.4%

Admin - CFO	1,246,987	1,352,792	105,805
Finance	1,150,968	1,263,736	112,768
Internal Audit	77,365	77,365	0
HR	565,502	606,916	41,414
IR	430,210	430,930	720
China Admin	0	0	0
Swindon Admin	0	0	0
Redmond Admin	0	0	0
Penang Admin	0	0	0
Admin - CEO	2,649,199	2,937,353	288,154
SG&A Allocations	2,803,263	2,966,265	163,002

Total Admin	8,923,495	9,635,357	711,862
% of Net Sales	169.7%	180.3%	842.4%

US Passive Sales	222,327	222,001	(326)
AVT Sales	159,064	159,064	0
Manila Sales	0	0	0
Redmond Sales	0	0	0
Penang Sales	0	0	0
China Passive Sales	0	0	0
Europe Passive Sales	0	0	0
Display Platform Manager	181,217	181,217	0
STD Product Sales	122,666	122,666	0
Inside Sales Reps	50,596	50,596	0
AVT Marketing	304,383	304,383	0
APP Eng/Mkt	197,125	197,125	0
STD Product Marketing	176,702	176,718	15
EMS Manager	415,909	458,712	42,803
Marketing	73,036	73,036	0

Total Sales	1,903,026	1,945,518	42,492
% of Net Sales	36.2%	36.4%	50.3%

Total SG&A	10,826,521	11,580,875	754,354
% of Net Sales	205.9%	216.7%	892.7%

THREE-FIVE SYSTEMS, INC.	TFS Corp 9/30	TFS Corp 10/31/05	TFS Corp Curr

Income Statement

General R&D	0	0	0
Systems Design Engineering	0	0	0
Direct View Design Engineering	419,132	418,939	(193)
Engineering Allocation	150,404	150,404	0

Total Engineering and R&D	569,536	569,343	(193)
% of Net Sales	10.8%	10.7%	-0.2%

Impairment of Goodwill	12,902,588	12,902,588	0
Impairment of IP	934,170	934,170	0
Loss (Gain) on Sale of Assets	23,795,931	21,422,378	(2,373,553)
Amortization of Customer Lists/Distrib Rights	333,334	333,334	0

Total Operating Expenses	49,362,079	47,742,687	(1,619,392)
% of Net Sales	938.6%	893.4%	-1916.4%

Operating Income	(52,144,264)	(50,477,209)	1,667,055
% of Net Sales	-991.5%	-944.6%	1972.8%

Interest Income	496,988	504,163	7,175
Interest Expense	(21,253)	(21,253)	0
Other Income	901,908	970,905	68,997

Interest & Other Inc/(Exp)	1,377,643	1,453,814	76,172
Transfer JV Minority Interest	0	0	0

Profit Before Tax	(50,766,621)	(49,023,394)	1,743,227
% of Net Sales	-965.3%	-917.4%	2063.0%

Income Taxes	13,329	14,273	943

Net Income	(50,779,951)	(49,037,667)	1,742,284

THREE-FIVE SYSTEMS, INC.	TFS Corp 9/30	TFS Corp 10/31/05	TFS Corp Curr

Balance Sheet (Unaudited)

ASSETS

CASH AND CASH EQUIVALENT	4,522,037	4,871,334	349,297
RESTRICTED CASH	600,000	0	(600,000)
ACCOUNTS RECEIVABLE PRE	1,502,282	1,477,482	(24,800)
ACCOUNTS RECEIVABLE POST	7,917	2,083,670	2,075,753
ACCOUNTS RECEIVABLE-RTNS ALLOW	(83,000)	0	83,000
INTERCO RECEIVABLE-CORPORATE	0	0	0
INTERCO RECEIVABLE-TFS DI	1,997,189	1,997,189	0
INTERCO RECEIVABLE-REDMOND	13,073,059	13,073,059	0
DIP FUNDING - TFS EMS	320,000	0	(320,000)
INTERCO - TFS EMS POST FILING	365,486	321,959	(43,528)
INTERCO RECEIVABLE-SWINDON	(0)	0	0
INTERCO RECEIVABLE-BEIJING	0	0	0
INTERCO RECEIVABLE-MANILA	0	0	0
INTERCO RECEIVABLE-PENANG	192,262	0	(192,262)
INVENTORY	41,500	0	(41,500)
INCOME TAXES RECEIVABLE	943	0	(943)
DEFERRED TAX ASSET - S/T	0	0	0
ASSETS HELD FOR SALE	5,743	1,465	(4,278)
OTHER CURRENT ASSETS	1,323,985	1,714,088	390,103

TOTAL CURRENT ASSETS	23,869,403	25,540,245	1,670,842

PLANT, PROPERTY & EQUIPMENT	1,285,989	217,899	(1,068,090)
ACCUMULATED DEPRECIATION	(1,264,657)	(217,899)	1,046,759

NET FIXED ASSETS	21,331	(0)	(21,331)

INTELLECTUAL PROPERTY	0	0	0
GOODWILL	0	0	0
LT INVESTMENTS	0	0	0
OTHER INVESTMENTS	0	0	0
OTHER ASSETS	2,142,918	2,132,818	(10,100)
INVESTMENT- III-V LTD.	0	0	(0)
INVESTMENT TFS DI	100	100	0
INVESTMENT - PACIFIC	0	0	0
INVESTMENT - CHINA	0	0	0
INVESTMENT - PENANG	1,454,807	0	(1,454,807)
INVESTMENT - REDMOND	0	0	0
DUE FROM CHINA	0	0	0
DUE FROM PACIFIC	0	0	0
DUE FROM ETMA	0	0	0

TOTAL ASSETS	27,488,559	27,673,163	184,603

THREE-FIVE SYSTEMS, INC.	TFS Corp 9/30	TFS Corp 10/31/05	TFS Corp Curr

Balance Sheet (Unaudited)

LIABILITIES & EQUITY

ACCOUNTS PAYABLE PRE	3,896,329	3,876,170	(20,159)
ACCOUNTS PAYABLE POST	30,569	1,137,054	1,106,486
INTERCO PAYABLE-CORPORATE	0	0	0
INTERCO PAYABLE-REDMOND POST	1,691	0	(1,691)
INTERCO PAYABLE-SWINDON	0	0	0
INTERCO PAYABLE-BEIJING	0	0	0
INTERCO PAYABLE-MANILA	0	0	0
INTERCO PAYABLE-PENANG	47,069	0	(47,069)
OTHER ACCRUED LIABILITIES PRE	794,255	766,062	(28,193)
OTHER ACCRUED LIABILITIES POST	433,568	180,554	(253,014)
CUSTOMER DEPOSITS	0	0	0
DEFERRED REVENUES	0	0	0
DEFERRED GAIN ST	544,619	0	(544,619)
INCOME TAXES PAYABLE	0	0	0
LOAN - WORKING CAP. LINE	0	0	0
SHORT TERM NOTE PAYABLE	0	0	0
SHORT TERM CAPITAL LEASE	0	0	0
CURRENT PORTION OF L/T DEBT	0	0	0

TOTAL CURRENT LIABILITIES	5,748,100	5,959,841	211,741

LONG TERM DEBT-LOC	0	0	0
LT NOTE PAYABLE	0	0	0
DEFERRED GAIN LT	1,770,011	0	(1,770,011)
DEFERRED TAX LIABILITY - L/T	0	0	0
LONG TERM CAPITAL LEASE	0	0	0
OTHER LONG-TERM LIABILITIES	0	0	0
MINORITY INTEREST IN JV	0	0	0

TOTAL LONG-TERM LIABILITIES	1,770,011	0	(1,770,011)

TOTAL LIABILITIES	7,518,111	5,959,841	(1,558,270)

STOCKHOLDER'S EQUITY:
COMMON STOCK OUTSTANDING	219,958	219,958	0
TREASURY STOCK	(1,170,526)	(1,170,526)	0
ADDITIONAL PAID-IN CAPITAL	201,069,626	201,070,216	590
UNREALIZED GAIN AND LOSSES	0	0	0
STOCK SUBSCRIPTION - NOTE REC	0	0	0
INVESTMENT BY PARENT	0	0	0
STOCK ISSUE III-V LTD.	0	0	0
RETAINED EARNINGS-CURRENT	(50,779,951)	(49,037,667)	1,742,284
RETAINED EARNINGS-PRIOR	(129,368,659)	(129,368,659)	0
CUMULATIVE TRANSLATION ADJ	0	0	0

TOTAL STOCKHOLDER'S EQUITY	19,970,448	21,713,322	1,742,874

TOTAL LIABILITIES & EQUITY	27,488,559	27,673,163	184,603

Case Number: 2-05-17104-RTB		STATUS OF ASSETS
*Information provided on this page should reconcile with balance sheet amounts
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable
Less Amount Considered Uncollectible
Net Accounts Receivable

DUE FROM INSIDER
Schedule Amount
Plus: Amount Loaned Since Filing Date
Less: Amount Collected Since Filing Date
Less: Amount Considered Uncollectible
Net Due From Insiders

INVENTORY
Beginning Inventory
Plus: Purchases
Less: Cost of Goods Sold
Ending Inventory

Date Last Inventory was taken:

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property
Buildings
Accumulated Depreciation
Net Buildings
Equipment	2,949,711.02		(2,607,309.92)	342,401.10
Accumulated Depreciation	(2,922,636.59)	(837.25)	2,582,537.65	(340,936.19)
Net Equipment	27,074.43	(837.25)	(24,772.27)	1,464.91
Autos/Vehicles
Accumulated Depreciation
Net Autos/Vehicles

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2-05-BK-17104-RTB		STATUS OF LIABILITIES
		AND SENSITIVE PAYMENTS
*Information provided on this page should reconcile with balance sheet and disbursement detail amounts
POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	454,960	454,960
Taxes Payable	60	60
Notes Payable	0
Professional Fees Payable	862,588	862,588
Secured Debt	0
Other (attach list)	0

Total Post-Petition Liabilities	1,317,609	1,317,609	0	0	0
*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders
Name	Reason for Payment		Amount Paid this Month	Total Paid to Date
SEE ATTACHED

Total Payments to Insiders

Professionals
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date

Total Payments to Professionals

October 2005 Cash Payments to Insiders
Three-Five Systems, Inc.

Pay#	Pay Date	Vendor	Reason	Sub-reason	Cash Acct Cr	Pay/Rcpt	Pre/Post
1001	10/26/2005	LYRON BENTOVIM	Insider	Board	(500.00)	Pay	Post
34534	10/14/2005	MURRAY GOLDMAN	Insider	Board	(1,000.00)	Pay	Post
Payroll	10/6/2005	ERIC HAEUSSLER	Insider	Payroll	(9,256.93)	Pay	Post
34535	10/14/2005	ERIC HAEUSSLER	Insider	Employee Reimbursement	(58.57)	Pay	Post
Payroll	10/20/2005	ERIC HAEUSSLER	Insider	Payroll	(9,076.93)	Pay	Post
34536	10/14/2005	HENRY L. HIRVELA	Insider	Board	(1,000.00)	Pay	Post
1007	10/26/2005	HENRY L. HIRVELA	Insider	Board	(500.00)	Pay	Post
34541	10/14/2005	DAVID C.MALMBERG	Insider	Board	(1,000.00)	Pay	Post
1012	10/26/2005	DAVID C.MALMBERG	Insider	Board	(500.00)	Pay	Post
Payroll	10/6/2005	JACK SALTICH	Insider	Payroll	(12,990.33)	Pay	Post
Payroll	10/20/2005	JACK SALTICH	Insider	Payroll	(12,861.55)	Pay	Post
34547	10/14/2005	RUSS SILVESTRI	Insider	Board	(1,000.00)	Pay	Post
1014	10/26/2005	RUSS SILVESTRI	Insider	Board	(500.00)	Pay	Post
34550	10/14/2005	THOMAS H. WERNER	Insider	Board	(500.00)	Pay	Post
1018	10/26/2005	THOMAS H. WERNER	Insider	Board	(500.00)	Pay	Post
34532	10/14/2005	CARL DERRINGTON	Insider Prior	Cobra	(877.20)	Pay	Post
34539	10/14/2005	JEFF BUCHANAN	Insider Prior	Cobra	(877.20)	Pay	Post
34543	10/14/2005	DAVID MCQUIGGAN	Insider Prior	Cobra	(877.20)	Pay	Post
					(53,875.91)

Case Number: 2-05-BK-17104-RTB			CASE STATUS

QUESTIONAIRE

			YES	NO
1. Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?			X
2. Are any post-petition receivables (accounts, notes or loans) due from related parties?				X
3. Are any wages past due?				X
4. Are any U. S. Trustee quarterly fees delinquent?				X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)
We continued to use the accounts previously established. We set up a Debtor-in-Possession account with Bank of
America in October and are working to transition all activity to this account.

Current number of employees:	7

INSURANCE
Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
See attached G.

What steps have been taken to remedy the problems which brought on the chapter 11 filing?
Orderly appraisal of all claims and equity interests and orderly wind down of operations designed to maximize recoveries to all creditors and, if possible, equity holders.

Identify any matters that are delaying the filing of a plan of reorganization:
None.

OCTOBER, 2005 CASH DISBURSMENT/RECEIPT DETAIL
THREE-FIVE SYSTEMS, INC.

Pay#	Pay Date	Vendor	Reason	Sub-reason	Vendor 2	Stat	Type	Cash Acct Cr	Bank	Pay/Rcpt	Pre/Post
Misc	10/17/2005	Bank Charges	Operating	Operating		Bank	Charges	(10.00)	B of A	Pay	Post
Misc	10/19/2005	Bank Charges	Operating	Operating		Bank	Charges	(100.00)	B of A	Pay	Post
Misc	10/21/2005	Bank Charges	Operating	Operating		Bank	Charges	(20.00)	B of A	Pay	Post
Misc	10/27/2005	Bank Charges	Operating	Operating		Bank Charges		(197.59)	B of A	Pay	Post
Misc	10/28/2005	Bank Charges	Operating	Operating		Bank Charges		(242.21)	B of A	Pay	Post
1001	10/26/2005	BENTOVIM	Insider	Board	LYRON LIVE BENTOVIM	OPEN	MAN	(500.00)	B of A	Pay	Post
1002	10/26/2005	BRILLIAN	Operating	Operating	BRILLIAN CORPORATION	CNCD	MAN	(4,382.94)	B of A	Pay	Post
1003	10/26/2005	CENTENNIAL	Operating	Operating	CENTENNIAL LEASING I	CNCD	MAN	(465.73)	B of A	Pay	Post
1004	10/26/2005	D&TTAX	Operating	Operating	DELOITTE TAX LLP	CNCD	MAN	(250.00)	B of A	Pay	Post
1019	10/27/2005	DELPRADO	Operating	Operating	DEL PRADO APARTMENTS	CNCD	MAN	(1,043.45)	B of A	Pay	Post
Misc	10/25/2005	Error	Operating	Error		Error		215,271.33	B of A	Pay	Post
1005	10/26/2005	FEDX-PA	Operating	Operating	FEDEX ERS	CNCD	MAN	(25.64)	B of A	Pay	Post
4315	10/21/2005	FIDELITYNY	Operating	Benefit	FIDELITY INVESTMENTS	OPEN	EFT	(13,912.36)	B of A	Pay	Post
1006	10/26/2005	FIRSTCOL	Operating	Benefit	FIRST COLONY LIFE	OPEN	MAN	(759.20)	B of A	Pay	Post
Misc	10/26/2005	FSA Funding	Operating	Benefit		FSA Funding		(15.00)	B of A	Pay	Post
Misc	10/27/2005	FSA Funding	Operating	Benefit		FSA Funding		(93.00)	B of A	Pay	Post
Misc	10/28/2005	FSA Funding	Operating	Benefit		FSA Funding		(102.00)	B of A	Pay	Post
Misc	10/31/2005	FSA Funding	Operating	Benefit		FSA Funding		(294.54)	B of A	Pay	Post
1007	10/26/2005	HIRVELA	Insider	Board	HENRY L. HIRVELA	CNCD	MAN	(500.00)	B of A	Pay	Post
1008	10/26/2005	HORIZONMOV	Operating	Operating	HORIZON MOVING SYSTE	CNCD	MAN	(192.50)	B of A	Pay	Post
1009	10/26/2005	HQGLOBAL	Operating	Utility	HQ GLOBAL WORKPLACES	OPEN	MAN	(4,779.87)	B of A	Pay	Post
1010	10/26/2005	JOBBROKERS	Operating	Temp Agency	JOBBROKERS	CNCD	MAN	(1,554.00)	B of A	Pay	Post
1011	10/26/2005	LINEARNET	Operating	Operating	LINEARNET SYSTEMS CO	CNCD	MAN	(7,500.00)	B of A	Pay	Post
1012	10/26/2005	MALMBERG	Insider	Board	DAVID C. MALMBERG	OPEN	MAN	(500.00)	B of A	Pay	Post
Misc	10/19/2005	Payroll	Operating	Payroll		Payroll		(40,316.66)	B of A	Pay	Post
Misc	10/20/2005	Payroll	Operating	Payroll		Payroll		(252,173.09)	B of A	Pay	Post
Misc	10/21/2005	Payroll	Operating	Payroll		Payroll		36,901.76	B of A	Pay	Post
Misc	10/25/2005	Payroll	Operating	Payroll		Payroll		215,271.33	B of A	Pay	Post
-457	10/27/2005	PETTY CASH	Operating	Operating	CASH(PETTY) THREE-FI	ZERCK	AUTO	-	B of A	Pay	Post
1013	10/26/2005	RENA	Operating	Temp Agency	RENAISSANCE PERSONNE	OPEN	MAN	(285.60)	B of A	Pay	Post
1014	10/26/2005	SILVESTRI	Insider	Board	RUSS SILVESTRI	OPEN	MAN	(500.00)	B of A	Pay	Post
Misc	10/19/2005	TFSEMSPOST	Operating	Subsidiary Funding		Red Post Pay		(296,664.19)	B of A	Pay	Post
Misc	10/28/2005	TFSEMSPOST	Operating	Subsidiary Funding		Red Post Pay		(695.23)	B of A	Pay	Post
1015	10/26/2005	TMOBILE	Operating	Utility	T-MOBILE	CNCD	MAN	(1,293.95)	B of A	Pay	Post
1016	10/26/2005	USTRUSTEE	Reorg US Trustee	Reorg US Trustee	U.S. TRUSTEE	CNCD	MAN	(250.00)	B of A	Pay	Post
1017	10/26/2005	USTRUSTEE	Reorg US Trustee	Reorg US Trustee	U.S. TRUSTEE	CNCD	MAN	(250.00)	B of A	Pay	Post
1018	10/26/2005	WERNER	Insider	Board	THOMAS H WERNER	OPEN	MAN	(500.00)	B of A	Pay	Post
						TOTAL POST PAYMENTS		(162,924.33)			Post Total
						TOTAL PAYMENTS		(162,924.33)			Grand Total
Misc	10/17/2005	Trf from SVB	Trf from Acct	Trf from Acct		Trf from SVB		1,000,000.00	B of A	Rcpt	Post
Misc	10/19/2005	Trf from SVB	Trf from Acct	Trf from Acct		Trf from SVB		4,082,788.73	B of A	Rcpt	Post
Misc	10/17/2005	AMVAC CHEMICAL CORPORATION		Equipment Sale		Receipts		8,000.00	B of A	Rcpt	Post
Misc	10/17/2005	NYSE		PRO-RATA REFUND		Receipts		16,354.75	B of A	Rcpt	Post
Misc	10/17/2005	DHL		REFUND ON ACCOUNT		Receipts		262.28	B of A	Rcpt	Post

OCTOBER, 2005 CASH DISBURSMENT/RECEIPT DETAIL
THREE-FIVE SYSTEMS, INC.

Pay#	Pay/Date	Vendor	Reason	Sub-reason	Vendor 2	Stat	Type	Cash Acct Cr	Bank	Pay/Rcpt	Pre/Post
Misc	10/17/2005	LARSON ALLEN		COBRA FUNDS		Receipts		10,503.14	B of A	Rcpt	Post
Misc	10/17/2005	P GUNDERSON		REPAY FREIGHT		Receipts		22.00	B of A	Rcpt	Post
Misc	10/17/2005	BRILLIAN	Operating	Operating		Receipts		61,591.52	B of A	Rcpt	Post
Misc	10/27/2005	MICROTUNE	Operating	Operating		Receipts		6,340.01	B of A	Rcpt	Post
Misc	10/27/2005	MICROTUNE	Operating	Operating		Receipts		222.04	B of A	Rcpt	Post
Misc	10/27/2005	MICROTUNE	Operating	Operating		Receipts		2,000.00	B of A	Rcpt	Post
Misc	10/27/2005	MICROTUNE	Operating	Operating		Receipts		19,097.92	B of A	Rcpt	Post
Misc	10/27/2005	MICROTUNE	Operating	Operating		Receipts		67.68	B of A	Rcpt	Post
Misc	10/27/2005	MICROTUNE	Operating	Operating		Receipts		4,438.05	B of A	Rcpt	Post
Misc	10/27/2005	MICROTUNE	Operating	Operating		Receipts		1,500.00	B of A	Rcpt	Post
Misc	10/28/2005	K NEWMAN		BENEFITS		Receipts		125.32	B of A	Rcpt	Post
Misc	10/28/2005	MCI		REFUND ON ACCOUNT		Receipts		181.53	B of A	Rcpt	Post
Misc	10/12/2005	Trf from Acct	Trf from Acct	Trf from Acct		Trf from Acct		1,000.00	B of A	Rcpt	Post
						TOTAL RECEIPTS		5,214,494.97
						NET ACTIVITY		5,051,570.64
						Beginning Balance
						Ending Balance		5,051,570.64

						Balance per Cash Flow		5,051,570.64
						Diff		-

					ENDING CASH - BANK OF AMERICA			5,051,570.64
					ENDING CASH - SVB			27,657.91
					INTEREST EARNED BUT NOT POSTED			6,756.02
					BANK ERROR CORRECTED NOVEMBER			(215,271.33)
					PETTY CASH			620.31
					MERRILL LYNCH			0.79
					TOTAL CASH PER BALANCE SHEET			4,871,334.34